   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 20, 1998

                                                      REGISTRATION NO. 333-
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                   FORM SB-2
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------

                            COMPUTER LITERACY, INC.
              (EXACT NAME OF SMALL BUSINESS ISSUER IN ITS CHARTER)

            DELAWARE                           5995                          77-0389480
(STATE OR OTHER JURISDICTION OF    (PRIMARY STANDARD INDUSTRIAL           (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)    CLASSIFICATION CODE NUMBER)         IDENTIFICATION NUMBER)

                               1308 ORLEANS DRIVE
                          SUNNYVALE, CALIFORNIA 94089
                                 (408) 541-2020
(ADDRESS AND TELEPHONE NUMBER OF PRINCIPAL EXECUTIVE OFFICES AND PRINCIPAL PLACE
                                  OF BUSINESS)
                            ------------------------

                                CHRIS MACASKILL
                            CHIEF EXECUTIVE OFFICER
                            COMPUTER LITERACY, INC.
                               1308 ORLEANS DRIVE
                          SUNNYVALE, CALIFORNIA 94089
                                 (408) 541-2020
           (NAME, ADDRESS AND TELEPHONE NUMBER OF AGENT FOR SERVICE)
                            ------------------------

                                   COPIES TO:

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
         ROBERT V. GUNDERSON, JR., ESQ.                        NORA L. GIBSON, ESQ.
           RALPH L. ARNHEIM III, ESQ.                       MICHAEL A. ZUERCHER, ESQ.
            SUSAN M. GIORDANO, ESQ.                          PETER S. BUCKLAND, ESQ.
               FRANK GRANT, ESQ.                         BROBECK, PHLEGER & HARRISON LLP
            GUNDERSON DETTMER STOUGH                            SPEAR STREET TOWER
      VILLENEUVE FRANKLIN & HACHIGIAN, LLP                          ONE MARKET
             155 CONSTITUTION DRIVE                          SAN FRANCISCO, CA 94105
          MENLO PARK, CALIFORNIA 94025                            (415) 442-0900
                 (650) 321-2400
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                            ------------------------

          APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
As soon as practicable after the effective date of this Registration Statement.

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-67397

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ] ____________

    If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ] ____________

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

                        CALCULATION OF REGISTRATION FEE

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
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                                                             PROPOSED MAXIMUM
           TITLE OF EACH CLASS OF SECURITIES                     AGGREGATE                 AMOUNT OF
                    TO BE REGISTERED                         OFFERING PRICE(1)         REGISTRATION FEE
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
Common Stock, $0.001 par value per share................        $3,450,000                  $959.10
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(1) Estimated solely for the purpose of computing the amount of the registration fee pursuant to Rule 457(o).

    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT THAT SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933, AS AMENDED, OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SUCH SECTION 8(a), MAY DETERMINE.
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

               INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

     This Registration Statement is filed with the Securities and Exchange Commission (the "Commission") pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Securities Act"), by Computer Literacy, Inc. (the "Company"). In accordance with Rule 429 under the Securities Act, this Registration Statement incorporates by reference the contents of the Registration Statement on Form SB-2 (Registration No. 333-67397) which was declared effective by the Commission on November 19, 1998 relating to the offering of 3,450,000 shares of Common Stock.

                                 CERTIFICATION

     The Company hereby certifies to the Commission that (i) it has instructed its bank to pay the Commission the filing fee set forth on the cover page of this Registration Statement by a wire transfer of such amount to the Commission's account at Mellon Bank as soon as practicable (but no later than the close of business on November 20, 1998), (ii) it will not revoke such instructions, (iii) it has sufficient funds in the relevant account to cover the amount of such filing fee, and (iv) it will confirm receipt of such instructions by its bank during the bank's regular business hours no later than November 20, 1998.

                                   SIGNATURES

     In accordance with the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form SB-2 and authorized this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Sunnyvale, State of California, on this 20th day of November 1998.

                                          COMPUTER LITERACY, INC.

                                          By:      /s/ CHRIS MACASKILL
                                            ------------------------------------
                                            Chris MacAskill
                                            President and Chief Executive
                                              Officer

                               POWER OF ATTORNEY

     In accordance with the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

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

                 /s/ CHRIS MACASKILL                     President, Chief Executive         November 20, 1998
-----------------------------------------------------      Officer (Principal Executive
                   Chris MacAskill                         Officer) and Director

               /s/ DONALD P. ALVAREZ*                    Vice President of Finance and      November 20, 1998
-----------------------------------------------------      Chief Financial Officer
                  Donald P. Alvarez                        (Principal Financial and
                                                           Accounting Officer)

                /s/ PETER G. BODINE*                     Director                           November 20, 1998
-----------------------------------------------------
                   Peter G. Bodine

                 /s/ ALAN S. FISHER*                     Director                           November 20, 1998
-----------------------------------------------------
                   Alan S. Fisher

                 /s/ TOD H. FRANCIS*                     Director                           November 20, 1998
-----------------------------------------------------
                   Tod H. Francis

                 /s/ KIM ORUMCHIAN*                      Director                           November 20, 1998
-----------------------------------------------------
                    Kim Orumchian

                /s/ DAVID C. SCHWAB*                     Director                           November 20, 1998
-----------------------------------------------------
                   David C. Schwab

                /s/ PETER C. WENDELL*                    Director                           November 20, 1998
-----------------------------------------------------
                  Peter C. Wendell

              *By: /s/ CHRIS MACASKILL
  -------------------------------------------------
                   Chris MacAskill
                  Attorney-In-Fact
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

                               INDEX TO EXHIBITS

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
EXHIBIT
NUMBER                              EXHIBIT TABLE
-------                             -------------
 23.1        Consent of Counsel
 23.2        Independent Auditors' Consent
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